UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
April 12, 2011
Date of Report (Date of earliest event reported)
WEBMD HEALTH CORP.
(Exact name of registrant as specified in its charter)

Delaware	0-51547	20-2783228

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
111 Eighth Avenue
New York, New York 10011
(Address of principal executive offices, including zip code)
(212) 624-3700
(Registrant’s telephone number, including area code)
(Former name or address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-99.1
EX-99.2
EX-99.3

Item 2.02. Results of Operations and Financial Condition.
     On April 12, 2011, WebMD Health Corp. issued a press release announcing that it expects that its results for the quarter ended March 31, 2011 will exceed First Call consensus analyst estimates. A copy of that press release is attached as Exhibit 99.1. In that press release, WebMD also reaffirmed the guidance for calendar year 2011 that it had provided on February 23, 2011, adjusted only for the effects on income from continuing operations and income from continuing operations per share resulting from WebMD’s previously reported issuance of its 2.25% Convertible Notes due 2016 in March 2011. Exhibit 99.2 to this Current Report is a Financial Guidance Summary attached to the press release that updates the previous guidance for the effects of such issuance. Exhibit 99.3 to this Current Report contains an Annex to the press release entitled “Explanation of Non-GAAP Financial Measures.”
     The information contained in this Item 2.02 and Exhibits 99.1, 99.2 and 99.3 to this Current Report are being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall any of such information or those exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits. The following exhibits are furnished herewith:

Exhibit
Number	Description
99.1	Press Release, dated April 12, 2011, regarding expected results for the quarter ended March 31, 2011

99.2	Financial Guidance Summary accompanying Exhibit 99.1

99.3	Annex A to Exhibits 99.1 and 99.2

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD HEALTH CORP.
Dated: April 12, 2011	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

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EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release, dated April 12, 2011, regarding expected results for the quarter ended March 31, 2011

99.2	Financial Guidance Summary accompanying Exhibit 99.1

99.3	Annex A to Exhibits 99.1 and 99.2